OPPENHEIMER U.S. GOVERNMENT TRUST
                    Supplement dated October 27, 1998 to the
                          Prospectus dated May 18, 1998

The Prospectus is changed as follows:

1. The fourth sentence of the paragraph titled "Who Manages the Fund" on page 6 is revised as follows:

         The Fund's portfolio managers, Jerry A. Webman and John S. Kowalik, are employed by the Manager and are primarily responsible for the selection of the Fund's securities.

2. The paragraph titled "Portfolio Manager" on page 20 is replaced in its entirety with the following:

         [X] Portfolio Managers. The Portfolio Managers of the Fund are Jerry A. Webman and John S. Kowalik. Mr. Webman is a Senior Vice President of the Manager and Vice President of the Fund and serves as an officer and portfolio manager of other Oppenheimer funds. Previously he was an officer and analyst with Prudential Mutual Fund - Investment Management, Inc. Mr. Webman was the person principally responsible for the day-to-day management of the Fund's portfolio from July 15, 1997 to October 27, 1998 when he began to share the principal day-to-day management of the Fund's portfolio with Mr. Kowalik. Mr. Kowalik is a Senior Vice President of the Manager and a Vice President of the Fund and serves as an officer and portfolio manager of other Oppenheimer funds. Previously, he was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 - 1998).

3. The fourth subparagraph under the paragraph titled "Class A Contingent Deferred Sales Charge" on page 30 is revised to read as follows:

     [ ] Purchases by a retirement plan qualified under section 401(a) or 401(k) if the retirement plan has total plan assets of $500,000 or more.









October 27, 1998                                                       220PS.012

                        OPPENHEIMER U.S. GOVERNMENT TRUST
                    Supplement dated October 27, 1998 to the
                Statement of Additional Information Dated May 18,
                                      1998

The Statement of Additional Information is amended as follows:

1. The following biographical paragraph is added in the subsection titled "Trustees and Officers of the Fund" on page 16, directly below the biographical paragraph for Jerry A. Webman:

         John S. Kowalik, Vice President and Portfolio Manager; Age 41
         Senior Vice President of the Manager  (since July 1998);  an officer of
         other  Oppenheimer   funds;   formerly  Managing  Director  and  Senior
         Portfolio Manager at Prudential Global Advisors (1989 - 1998).

2. The second paragraph of the section titled "The Manager and Its Affiliates" on page 19, is replaced in its entirety with the following:

         The Portfolio Managers of the Fund, Jerry A. Webman and John S. Kowalik, are principally responsible for the day-to-day management of the Fund's portfolio. The backgrounds of Messrs. Webman and Kowalik are described in the Prospectus under "Portfolio Managers." Other members of the Manager's fixed-income portfolio department, particularly Associate Portfolio Managers Gina Palmieri and Leslie Falconio, traders and other portfolio managers having broad experience with U.S. Government and other fixed-income securities, provide the Portfolio Managers with support in managing the Fund's portfolio.




















October 27, 1998                                                       220PX.006